Great-West Inflation-Protected Securities Fund
Institutional Class Ticker: MXIOX
Investor Class Ticker: MXIHX
Class L Ticker: MXIDX
(the “Fund”)
Summary Prospectus
April 29, 2020
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 29, 2020, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Internet Delivery of Shareholder Reports: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.33%	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.03%	0.67%	217.91%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses	0.03%	0.32%	217.56%
Total Annual Fund Operating Expenses	0.36%	1.00%	218.49%
Fee Waiver and Expense Reimbursement[1]	0.01%	0.30%	217.54%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%	0.95%
[1]	GWCM has contractually agreed to waive management fees or reimburse expenses if total annual fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$115	$201	$455
Investor Class	$72	$289	$523	$1,197
Class L	$97	$194,442	$2,104,388	$643,768,270
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”), and other instruments, including inflation-linked swaps, with similar economic characteristics. IPS are designed to provide inflation-protection to investors.
The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPI-U”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation, that is, a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index, such as the CPI-U. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
The Fund intends to invest in derivatives, including but not limited to, exchange-traded futures, interest rate swaps and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to inflation and certain fixed income securities. The Fund expects to invest in inflation-linked swaps that reference the CPI-U, as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities, mortgage-backed securities, corporate securities, below investment grade fixed income securities (“high yield-high risk” or “junk” securities) and securities issued by foreign corporate and governmental issuers.
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus one year. As of December 31, 2019, the duration of this index has ranged between 3.40-3.80 years.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

IPS Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Fixed Income Securities Risk - Investments in fixed income securities are subject to risk associated with changes in interest rates generally, the chance that a fixed income issuer will redeem prior to an individual fixed income security’s maturity date, and changes in the credit quality of the individual fixed income securities held.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of fixed income securities generally declines and when interest rates decline, market values of such securities generally rise. The longer a security’s maturity, that is, the time remaining until the final payment on the security is due, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield. In general, the longer the maturity or duration of a security, the greater its sensitivity to changes in interest rates. Recent and potential future changes in monetary policy may affect the level of interest rates.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility, can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. In addition, since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to a transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates or a default by, or decline in the credit quality of, the U.S. Government.
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are not issued or guaranteed by the U.S. Treasury.
Derivatives Risk - The Fund may invest in derivative instruments, including but not limited to, exchange-traded futures, interest rate swaps and inflation-linked swaps. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates, inflation rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
Over-the-Counter Risk - Over-the-Counter (OTC) listed companies may have limited product lines, markets or financial resources. Many OTC stocks may be less liquid and more volatile than exchange-listed stocks.
Counterparty Risk – A counterparty to the transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities are subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities, and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Credit Risk - An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.

Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Tax Consequences Risk - The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
High Yield Securities Risk - Below investment grade (“high yield-high risk” or “junk”) bonds are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade bonds.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares in each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the performance shown would be lower.
Updated performance information may be obtained at www.greatwestfunds.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns
	Quarter Ended	Total Return
Best Quarter	March 2019	2.64%
Worst Quarter	September 2019	0.51%

Average Annual Total Returns for the Periods Ended December 31, 2019
	One Year	Since Inception (1/4/2018)
Institutional Class	6.65%	2.78%
Investor Class	6.35%	2.46%
Class L	6.29%	2.29%
Bloomberg Barclays 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	6.85%	3.30%
Investment Adviser
Great-West Capital Management, LLC (“GWCM”)
Sub-Adviser
Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”)
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Matthew Kaiser	Managing Director	2018
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.